UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2020

IDT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $.01 per share	IDT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed on Form 8-K filed with the Securities and Exchange Commission on October 2, 2020, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of IDT Corporation (the “Registrant”) approved a compensatory arrangement with Howard S. Jonas, the Registrant’s Chairman of the Board, and Shmuel Jonas, the Registrant’s Chief Executive Officer, subject to finalization of the terms of the grants, documentation and approval of the Corporate Governance Committee of the Board.

On December 31, 2020, the compensatory arrangement was finalized and each of Howard Jonas and Shmuel Jonas received fifty (50) restricted shares of net2phone 2.0, Inc. (“net2phone 2.0”) Class B common stock which represents five percent (5%) of the outstanding common stock of net2phone 2.0 on the date hereof. net2phone 2.0 is a new entity that will own and operate the Registrant’s net2phone-Unified Communications as a Service segment. The restricted shares will vest if: (i) for any fiscal quarter of net2phone 2.0 between November 1, 2020 and October 31, 2023, net2phone 2.0 records subscription revenue that is at least $18 million (the “Revenue Condition”), and (ii) as of October 31, 2023, the valuation of net2phone 2.0 is $100 million or more as determined by independent sources or other method approved by the Compensation Committee. The Restricted Shares will also vest in the event, prior to October 31, 2023, net2phone 2.0 or its assets is sold at an equity valuation and on a cash-free basis of $100 million or more, regardless of whether the Revenue Condition has been satisfied prior thereto. The restricted shares entitles each grantee to proceeds only on a sale, spin-off, initial public offering or other monetization of net2phone 2.0 and have protection from dilution for the first $15 million invested in net2phone 2.0 following grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

By:	/s/ Shmuel Jonas
Name: Shmuel Jonas
Title: Chief Executive Officer

Dated: January 7, 2021

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